CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Schedule of Portfolio Holdings of the Vantagepoint Funds (the "Fund") on Form N-Q as of September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2. The information contained in the Report fairly presents, in all material respects, the investments of the Fund as of the end of the fiscal quarter for which the Report is filed.

/s/ John Bennett

John Bennett, Principal Financial Officer
Date November 24, 2004